UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 10, 2014

Date of Report (Date of earliest event reported)

POLY SHIELD TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-33309	33-0953557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

428 Plaza Real, Suite 419 Boca Raton, FL		33432
(Address of principal executive offices)		(Zip Code)

1 (800) 648-4287

Registrant's telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Technology Transfer Agreement and Management Consulting Agreement with Rasmus Norling

On March 10, 2014, Poly Shield Technologies Inc. (the “Company”) entered into a Technology Transfer Agreement (the “Technology Transfer Agreement”) and a Management Consulting Agreement (the “Consulting Agreement”) with the Company’s Chief Technical Officer, Paer Tomas Rasmus Norling.  In addition, pursuant to the terms of the Technology Transfer Agreement, the Company and Mr. Norling agreed to cancel and terminate the terms of Mr. Norling’s December 1, 2012 Employment Agreement, as previously amended by that Addendum to December 1, 2012 Employment Agreement dated effective as of December 30, 2013, and that Addendum No. 2 to December 1, 2012 Employment Agreement dated effective as of February 28, 2014 (as amended, the “Employment Agreement”).

Under the terms of the Technology Transfer Agreement, Mr. Norling agreed to sell to the Company all of his right, title and interest in and to all technologies currently owned by him that relate to the abatement and reduction of emissions and exhausts from internal combustion engines through the pre-treatment of input fuels, the treatment of exhaust gases produced by such engines, or any combination thereof (collectively, the “Technology”), including all of Mr. Norling’s right, title and interest in and to certain patent applications as set forth in the Technology Transfer Agreement.  In consideration for the Technology, the Company agreed to release 54,000,000 of the total 154,000,000 shares of common stock that were previously issued to Mr. Norling and held in escrow, subject to forfeiture or release upon the fulfillment of certain performance conditions as set in the Employment Agreement (the “Custodial Stock”).  The remaining 100,000,000 shares of Custodial Stock have been surrendered for cancellation.

Concurrent with the execution of the Technology Transfer Agreement, the Company and Mr. Norling also agreed to terminate the terms of the Employment Agreement and instead entered into the Consulting Agreement with Mr. Norling.  Under the terms of the Consulting Agreement, Mr. Norling will continue to act as the Company’s Chief Technical Officer and will be entitled to a consulting fee of $22,500 per month.  In addition, the Company issued to Mr. Norling warrants to purchase up to 10,000,000 shares of the Company’s common stock for an initial exercise price of $1.00 per share (the “Norling Warrants”).  The Norling Warrants are exercisable for a period of 3 years, provided that, if Mr. Norling ceases to act for the Company:

(a)

For a reason involving fraud, breach of contract or failure to follow the directives of the Company’s Board, the Norling Warrants will expire 30 days after Mr. Norling ceases to act for the Company, and

(b)

For any other reason, the Norling Warrants will expire 90 days after Mr. Norling ceases to act.

In addition, the Norling Warrants may be exercised by way of a cashless exercise for up to 5,000,000 shares of common stock.

Amendment to KF Business Ventures Loan Agreement

Concurrent with the execution of the Technology Transfer Agreement and the Consulting Agreement with Mr. Norling, the Company entered into an amendment agreement (the “Amendment Agreement”) with KF Business Ventures, LP (the “Lender”) to amend the terms of their loan agreement dated as of January 15, 2014 (the “Loan Agreement”).  Under the terms of the Loan Agreement, the Lender’s obligation to provide subsequent advances totaling $1,500,000 was conditional upon the Company entering into arrangements satisfactory to the Lender to restructure the terms under which the Custodial Stock was to be release to Mr. Norling.  As a result of entering into the Technology Transfer Agreement, the Consulting Agreement and the Amendment Agreement, the Company expects to receive subsequent advances under the Loan Agreement for a total of $1,500,000.

Under the terms of the Amendment Agreement, the Company agreed to issue to the Lender non-transferrable share purchase warrants for a total of 704,546 shares of the Company’s common stock with an initial exercise price of $1.00 per share (collectively, the “Additional Warrants”).  250,000 of the Additional Warrants expire on January 15, 2015, with the remaining 454,546 Additional Warrants expiring on January 15, 2018.  The Additional Warrants are in addition to, and on substantially the same terms, as the warrants for the purchase of up 6,200,000 shares of the Company’s common stock previously issued by the Company to the Lender under the Loan Agreement (the “Original Warrants”), including the following:

•

If an Event of Default occurs under the Loan Agreement, and for so long as that Event of Default is continuing, the Lender shall have the right to exercise the Additional Warrants at the lesser of $1.00 per share or 50% of the volume weighted average price of the Company’s common stock over the 5 trading days immediately prior to exercise.

•

The Additional Warrants may be exercised by way of a cashless exercise for a total of up to 352,273 shares (as amended, the Lender may exercise the Original Warrants and the Additional Warrants by way of cashless exercise for a total of up to 3,452,273 shares of common stock.)

•

If, at any time prior to the expiration date of the Additional Warrants, the Company issues additional shares of common stock, or options, warrants, convertible notes or similar rights to acquire shares of common stock for a purchase, exercise or conversion price per share less than the exercise price of the Additional Warrants, the exercise price of the Additional Warrants shall be adjusted to equal such lower price.

The foregoing descriptions of the Technology Transfer Agreement, Consulting Agreement and Amendment Agreement are not purported to be complete and are qualified in their entirety by reference to the complete text of such agreements attached as exhibits hereto.

A copy of the Company’s news release regarding the Technology Transfer Agreement, Consulting Agreement and Amendment Agreement is attached as an exhibit hereto.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Entry into Management Consulting Agreement and Cancellation of Employment Agreement

As more fully described in Item 1.01 of this report, on March 10, 2014, Poly Shield Technologies Inc. and its Chief Technical Officer, Paer Tomas Rasmus Norling, entered into a Management Consulting Agreement and terminated the provisions of their December 1, 2012 Employment Agreement, as previously amended by that Addendum to December 1, 2012 Employment Agreement dated effective as of December 30, 2013, and that Addendum No. 2 to December 1, 2012 Employment Agreement dated effective as of February 28, 2014.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

As more fully described in Item 1.01 of this report, on March 10, 2014, Poly Shield Technologies Inc. (the “ Company”) issued to Paer Tomas Rasmus Norling, the Company’s Chief Technical Officer, warrants to purchase up to 10,000,000 shares of its common stock for an initial exercise price of $1.00 per share for a period of 3 years.   These warrants were issued pursuant to the exemptions from registration provided by Section 4(2) of the Securities Act of 1933, as amended, on the basis that Mr. Norling is a director and executive officer of the Company.

Also as more fully described in Item 1.01 of this report, on March 10, 2014, the Company issued to KF Business Ventures LP (the “Lender”), non-transferrable share purchase warrants for a total of 704,546 shares of the Company’s common stock with an initial exercise price of $1.00 per share.  These warrants were issued pursuant to the exemptions from registration provided by Rule 506 of Regulation D of the Securities Act of 1933 on the basis of representations provided by the Lender that it is an “accredited investor” as defined in Rule 501 of Regulation D.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit	Description
10.1	Technology Transfer Agreement between Paer Tomas Rasmus Norling and Poly Shield Technologies Inc. dated effective as of March 10, 2014.
10.2	Management Consulting Agreement between Paer Tomas Rasmus Norling and Poly Shield Technologies Inc. dated effective as of March 10, 2014.
10.3	Amendment No. 1 to Loan Agreement between Poly Shield Technologies Inc. and KF Business Ventures, LP dated effective as of March 10, 2014
99.1	News Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POLY SHIELD TECHNOLOGIES INC.

Date: March 11, 2014	By: /s/ Brad Eckenweiler

Name: Brad Eckenweiler
Title: CEO

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